UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2017
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3284 Northside Parkway NW, Suite 150, Atlanta, Georgia	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100

(Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On January 20, 2017, Sandstone Creek, LLC (the "Seller"), an indirect, wholly-owned subsidiary of Preferred Apartment Communities Operating Partnership, L.P. ("PAC-OP"), completed the disposition of a fee simple interest in a 364-unit multifamily community in Kansas City, KS ("Sandstone Creek") to DRA FUND IX, LLC (the "Purchaser"), an unrelated third party. The aggregate purchase price paid by the Purchaser to Seller was $48.1 million, exclusive of acquisition-related transaction costs. Preferred Apartment Communities, Inc. (the "Company") is the general partner of, and as of September 30, 2016, owner of an approximate 96.5% interest in, PAC-OP.

Since the results of operations for Sandstone Creek exceeded 10% of the consolidated net loss reported by the Company for the twelve-month period ended December 31, 2015, Sandstone Creek is deemed to be a significant disposition under the income test from Regulation S-X 1-02(w). The Company therefore submits this Current Report on Form 8-K to provide certain financial information related to its disposition of Sandstone Creek required by Item 9.01(b) of Form 8-K.

Item 9.01    Financial Statements and Exhibits

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Financial Statements	F-1
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2016	F-2
Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2016	F-3
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2015	F-4
Notes to Unaudited Pro Forma Consolidated Financial Statements	F-5

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements have been prepared to provide pro forma information with regard to a certain real estate disposition transaction.

The accompanying Unaudited Pro Forma Consolidated Balance Sheet is presented as of September 30, 2016 and the Unaudited Pro Forma Consolidated Statements of Operations of the Company are presented for the nine months ended September 30, 2016 and the year ended December 31, 2015 (the "Pro Forma Periods"), and include certain pro forma adjustments to illustrate the estimated effect of the Company's disposition of its Sandstone Creek multifamily community as described in Note 1.

This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results as if the transaction reflected herein had occurred on the date or been in effect during the periods indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company's financial results in the future and should be read in conjunction with the Company's financial statements as filed on Form 10-K for the year ended December 31, 2015 and on Form 10-Q for the interim period ended September 30, 2016.

Preferred Apartment Communities, Inc.
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2016

	PAC REIT Historical (See Note 1)	Disposition of Sandstone Creek (See Note 1)		PAC REIT Pro Forma
Assets
Real estate
Land	$260,222,888	$(2,846,197)	A	$257,376,691
Building and improvements	1,333,186,314	(41,755,153)	A	1,291,431,161
Tenant improvements	14,132,772	—		14,132,772
Furniture, fixtures, and equipment	125,292,571	(4,672,299)	A	120,620,272
Construction In progress	2,879,528	(206,319)	A	2,673,209
Gross real estate	1,735,714,073	(49,479,968)		1,686,234,105
Less: accumulated depreciation	(87,020,014)	4,281,440	A	(82,738,574)
Net real estate	1,648,694,059	(45,198,528)		1,603,495,531
Real estate loans, net of deferred fee income	195,971,159	—		195,971,159
Real estate loans to related parties, net	109,436,327	—		109,436,327
Total real estate and real estate loans, net	1,954,101,545	(45,198,528)		1,908,903,017

Cash and cash equivalents	10,462,384	14,874,728	B, C	25,337,112
Restricted cash	32,948,161	(612,969)	A	32,335,192
Notes receivable	14,341,875	—		14,341,875
Note receivable and line of credit to related party	20,986,537	—		20,986,537
Accrued interest receivable on real estate loans	17,669,121	—		17,669,121
Acquired intangible assets, net of amortization	49,825,572	—		49,825,572
Deferred loan costs for revolving line of credit	1,738,508	—		1,738,508
Deferred offering costs	3,809,014	—		3,809,014
Tenant receivables and other assets	17,654,353	(42,489)	A	17,611,864

Total assets	$2,123,537,070	$(30,979,258)		$2,092,557,812

Liabilities and equity

Liabilities
Mortgage notes payable, principal amount	$1,183,335,433	$(31,063,707)	A	$1,152,271,726
Less: deferred loan costs, net of amortization	(19,317,090)	211,444	A	(19,105,646)
Mortgage notes payable, net of deferred loan costs	1,164,018,343	(30,852,263)		1,133,166,080
Revolving line of credit	82,000,000	—		82,000,000
Term note payable	11,000,000	—		11,000,000
Less: deferred loan costs, net of amortization	(67,032)	—		(67,032)
Term note payable, net of deferred loan costs	10,932,968	—		10,932,968
Real estate loan participation obligation	19,638,232	—		19,638,232
Accounts payable and accrued expenses	25,309,813	(619,281)	A	24,690,532
Accrued interest payable	3,490,151	(82,319)	A	3,407,832
Dividends and partnership distributions payable	9,056,611	—		9,056,611
Acquired below market lease intangibles	19,180,354	—		19,180,354
Security deposits and other liabilities	5,161,358	(80,568)	A	5,080,790
Total liabilities	1,338,787,830	(31,634,431)		1,307,153,399

Commitments and contingencies

Equity
Stockholder's equity
Series A Redeemable Preferred Stock, $0.01 par value per share;
1,050,000 shares authorized; 809,460 shares issued and
802,032 shares outstanding	8,020	—		8,020
Common Stock, $0.01 par value per share; 400,066,666 shares
authorized; 24,658,034 shares issued and outstanding	246,580	—		246,580
Additional paid-in capital	802,559,257	—		802,559,257
Accumulated deficit	(19,384,106)	655,173	C	(18,728,933)
Total stockholders' equity	783,429,751	655,173		784,084,924
Non-controlling interest	1,319,489	—		1,319,489
Total equity	784,749,240	655,173		785,404,413

Total liabilities and equity	$2,123,537,070	$(30,979,258)		$2,092,557,812

The accompanying notes are an integral part of this consolidated pro forma financial statement.

Preferred Apartment Communities, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2016

	PAC REIT Historical (See Note 1)	Disposition of Sandstone Creek (See Note 1)		PAC REIT Pro Forma
Revenues:
Rental revenues	$96,541,544	$(2,981,668)	AA	$93,559,876
Other property revenues	13,290,330	(388,034)	AA	12,902,296
Interest income on loans and notes receivable	20,984,625	—		20,984,625
Interest income from related parties	10,310,563	—		10,310,563
Total revenues	141,127,062	(3,369,702)		137,757,360

Operating expenses:
Property operating and maintenance	13,883,133	(652,558)	AA	13,230,575
Property salary and benefits reimbursement to related party	7,688,470	(385,134)	AA	7,303,336
Property management fees	4,308,841	(135,344)	AA	4,173,497
Real estate taxes	15,457,134	(505,335)	AA	14,951,799
General and administrative	3,255,728	(116,537)	AA	3,139,191
Equity compensation to directors and executives	1,867,706	—		1,867,706
Depreciation and amortization	54,981,064	(1,611,036)	AA	53,370,028
Acquisition and pursuit costs	6,179,442	—		6,179,442
Acquisition fees to related parties	706,422	—		706,422
Asset management fees to related party	9,484,161	—		9,484,161
Insurance, professional fees and other expenses	4,216,838	(58,528)	AA	4,158,310
Total operating expenses	122,028,939	(3,464,472)		118,564,467
Contingent asset management and general
and administrative expense fees	(1,458,245)	—		(1,458,245)

Net operating expenses	120,570,694	(3,464,472)		117,106,222

Operating income	20,556,368	94,770		20,651,138
Interest expense	30,688,505	(810,752)	AA	29,877,753

Net loss before gain on sale of real estate	(10,132,137)	905,522		(9,226,615)
Gain on sale of real estate, net of disposition expenses	4,271,506	—		4,271,506
Net loss	(5,860,631)	905,522		(4,955,109)
Consolidated net loss attributable to
non-controlling interests	175,045	(32,508)	BB	142,537

Net loss attributable to the Company	(5,685,586)	873,014		(4,812,572)

Dividends declared to Series A preferred stockholders	(28,341,723)	—		(28,341,723)
Earnings attributable to unvested restricted stock	(12,434)	—		(12,434)

Net loss attributable to common stockholders	$(34,039,743)	$873,014		$(33,166,729)

Net loss per share of Common Stock available to
common stockholders, basic and diluted	$(1.45)			$(1.41)

Dividends per share declared on Common Stock	$0.5975			$0.5975

Weighted average number of shares of Common Stock
outstanding, basic and diluted	23,552,951			23,552,951

The accompanying notes are an integral part of this consolidated pro forma financial statement.

Preferred Apartment Communities, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2015

	PAC REIT Historical (See Note 1)	Disposition of Sandstone Creek (See Note 1)		PAC REIT Pro Forma
Revenues:
Rental revenues	$69,128,280	$(4,155,357)	AA	$64,972,923
Other property revenues	9,495,522	(503,222)	AA	8,992,300
Interest income on loans and notes receivable	23,207,610	—		23,207,610
Interest income from related parties	7,474,100	—		7,474,100
Total revenues	109,305,512	(4,658,579)		104,646,933

Operating expenses:
Property operating and maintenance	10,878,872	(671,355)	AA	10,207,517
Property salary and benefits reimbursement to related party	5,885,242	(479,080)	AA	5,406,162
Property management fees	3,014,801	(139,064)	AA	2,875,737
Real estate taxes	9,934,412	(657,197)	AA	9,277,215
General and administrative	2,285,789	(86,381)	AA	2,199,408
Equity compensation to directors and executives	2,362,453	—		2,362,453
Depreciation and amortization	38,096,334	(2,451,244)	AA	35,645,090
Acquisition and pursuit costs	4,186,092	—		4,186,092
Acquisition fees to related parties	4,967,671	—		4,967,671
Asset management fees to related party	7,041,226	—		7,041,226
Insurance, professional fees and other expenses	3,568,356	(79,831)	AA	3,488,525
Total operating expenses	92,221,248	(4,564,152)		87,657,096
Contingent asset management and general
and administrative expense fees	(1,805,478)	—		(1,805,478)

Net operating expenses	90,415,770	(4,564,152)		85,851,618

Operating income	18,889,742	(94,427)		18,795,315
Interest expense	21,315,731	(1,098,756)	AA	20,216,975

Net loss	(2,425,989)	1,004,329		(1,421,660)
Consolidated net loss attributable to
non-controlling interests	25,321	(12,328)	BB	12,993

Net loss attributable to the Company	(2,400,668)	992,001		(1,408,667)

Dividends declared to Series A preferred stockholders	(18,751,934)	—		(18,751,934)
Earnings attributable to unvested restricted stock	(19,256)	—		(19,256)

Net loss attributable to common stockholders	$(21,171,858)	$992,001		$(20,179,857)

Net loss per share of Common Stock available to
common stockholders, basic and diluted	$(0.95)			$(0.91)

Weighted average number of shares of Common Stock
outstanding, basic and diluted	22,182,971			22,182,971

The accompanying notes are an integral part of this consolidated pro forma financial statement.

Preferred Apartment Communities, Inc.
Notes to Unaudited Pro Forma Consolidated Financial Statements

1.    Basis of Presentation

On January 20, 2017, Preferred Apartment Communities, Inc., or the Company, closed on the sale of its 364-unit multifamily community in Kansas City, KS, or Sandstone Creek, to an unrelated third party for a purchase price of $48.1 million, exclusive of closing costs.

The Unaudited Pro Forma Consolidated Balance Sheet includes three columns.  The first column labeled "PAC REIT Historical" represents the actual financial position of the Company as of September 30, 2016.  The second column, entitled "Disposition of Sandstone Creek" represents the pro forma adjustments required in order to reflect the balance sheet impact of the removal of the disposed assets as if the transaction had occurred on September 30, 2016, as described in note 2. The third column, entitled "PAC REIT Pro Forma" presents the pro forma condensed consolidated balance sheet of the Company as of September 30, 2016, excluding Sandstone Creek.

The Unaudited Pro Forma Consolidated Statements of Operations include three columns. The first column labeled "PAC REIT Historical" represents the actual results of operations for the nine months ended September 30, 2016 and the year ended December 31, 2015. The second column, entitled "Disposition of Sandstone Creek" represents the adjustments to remove the historical revenues and expenses of Sandstone Creek for the periods presented, as described in note 3. The third column, entitled "PAC REIT pro forma" presents the pro forma results of operations of the Company for the nine months ended September 30, 2016 and the year ended December 31, 2015, excluding Sandstone Creek.

The results presented on the Unaudited Pro Forma Consolidated Statements of Operations assume the sale of Sandstone Creek closed on January 1, 2015 and present pro forma operating results for the Company for the nine months ended September 30, 2016 and the twelve months ended December 31, 2015. These Unaudited Pro Forma Financial Statements should not be considered indicative of future results.

2.      Adjustments to Unaudited Pro Forma Consolidated Balance Sheet

(A)     The Company removed the net carrying values of the disposed Sandstone Creek assets and liabilities, as shown in the following table.

Sandstone Creek multifamily community
Land	$2,846,197
Buildings and improvements	41,755,153
Furniture, fixtures and equipment	4,672,299
Construction in progress	206,319
Accumulated depreciation	(4,281,440)
Restricted cash	612,969
Tenant receivables and other assets	42,489
Mortgage defeasance	(31,063,707)
Deferred loan costs	211,444
Accounts payable and accrued expenses	(619,281)
Accrued interest payable	(82,319)
Security deposits and other liabilities	(80,568)

Net assets disposed	$14,219,555

Preferred Apartment Communities, Inc.
Notes to Unaudited Pro Forma Consolidated Financial Statements

(B)    The pro forma adjustment to cash was calculated as follows:

Net proceeds from purchaser	$16,916,830
less:
Cash balances transferred to purchaser	(50,491)
Pro forma disposition fee paid to Manager	(481,000)
Pro forma mortgage defeasance fee paid to third party	(1,510,611)

Net cash adjustment	$14,874,728

(C)     The adjustment to cash and accumulated deficit includes (i) a pro forma disposition fee that would be due to Preferred Apartment Advisors, LLC, or the Manager, of 1% of the purchase price of Sandstone Creek and (ii) a defeasance fee and other charges paid to relieve the Company of the mortgage obligation on Sandstone Creek. These adjustments are not reflected in the Unaudited Pro Forma Consolidated Statements of Operations as the effect of the transaction is nonrecurring.

3.     Adjustments to Unaudited Pro Forma Consolidated Statements of Operations

The adjustments to the Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2016 and and year ended December 31, 2015 are as follows:

(AA)    These pro forma adjustments remove the actual historical revenues and expenses recorded from the operations of Sandstone Creek for the respective periods.

(BB)      Outstanding Class A Units of the Operating Partnership become entitled to pro-rata distributions of profit and allocations of loss as non-controlling interests of the Operating Partnership. The weighted-average percentage of ownership by the non-controlling interests was approximately 3.59% and 1.23% for the nine months ended September 30, 2016 and year ended December 31, 2015, respectively. These adjustments reflect the pro-rata adjustment to the amount of net loss attributable to the non-controlling interests.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: January 26, 2017	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
General Counsel and Secretary